SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 15, 2006
(date of earliest event reported)

ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, relating to the Asset Backed Pass-Through Certificates,

Series MO 2006-HE6)

ASSET BACKED SECURITIES CORPORATION, HOME EQUITY LOAN TRUST, SERIES MO 2006-HE6
(Exact name of Issuing Entity as specified in its charter)

ASSET BACKED SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
Delaware	333-131465-06	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Nationstar Mortgage LLC, as a servicer (“Nationstar”), Select Portfolio Servicing, Inc., as a servicer (“SPS”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as trust administrator and master servicer, and OfficeTiger Global Real Estate Services, Inc. (f/k/a MortgageRamp, Inc.) as loan performance advisor (“OfficeTiger”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series MO 2006-HE6 (the “Certificates”). The Certificates were issued on November 30, 2006.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Pooling and Servicing Agreement dated as of November 1, 2006, by and among the Depositor, the Seller, the Servicers, the Trustee, the Master Servicer and Trust Administrator, and the Loan Performance Advisor.

99.2

Master Agreement, dated as of November 30, 2006, between Credit Suisse International and U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

99.3

Schedule to the Master Agreement, dated as of November 30, 2006, between Credit Suisse International, U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6, and Wells Fargo Bank, N.A., not in its individual or corporate capacity, but solely as Trust Administrator on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

99.4

Swap Confirmation, dated as of November 30, 2006, between Credit Suisse International, U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6, and Wells Fargo Bank, N.A., not in its individual or corporate capacity, but solely as trust administrator on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

99.5

Credit Support Annex, dated as of November 30, 2006, between Credit Suisse International and U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

99.6

Novation Confirmation, dated as of November 30, 2006, between Credit Suisse International, Credit Suisse Management LLC, U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6, and Wells Fargo Bank, N.A., not in its individual or corporate capacity, but solely as trust administrator on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

99.8	Reconstitution Agreement, dated as of November 30, 2006, between Nationstar Mortgage LLC, DLJ Mortgage Capital, Inc., and Asset Backed Securities Corporation.
99.9	Reconstitution Agreement, dated as of November 30, 2006, between Ameriquest Mortgage Company, DLJ Mortgage Capital, Inc., and Asset Backed Securities Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION
By: /s/ Gregory Richter _
Name: Gregory Richter
Title: Vice President

Dated:  December 15, 2006

EXHIBIT 99.1